CONSENT AND ACKNOWLEDGEMENT REGARDING SECURITIES PURCHASE AGREEMENTS AND REGISTRATION STATEMENT

Dated as of December 19, 2007

Reference is made to that certain Securities Purchase Agreement (Notes and Warrants) dated March 30, 2007, by and among Comanche Clean Energy Corporation, a Cayman Islands company (the "**Company**"), and the investors listed on the Schedule of Buyers thereto, as amended on June 15, 2007 (as so amended, the "**Original SPA**"), and the Amended and Restated Registration Rights Agreement dated as of September 12, 2007 (the "**Original Registration Agreement**") by and among the Company and the investors listed on the Schedule of Buyers attached thereto. Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Original SPA or the Registration Agreement, as appropriate.

WHEREAS, the undersigned constitute in the aggregate, the Required Holders for purposes both of the Original SPA and the Registration Agreement; and

WHEREAS, the Company has proposed entering into a certain Securities Purchase Agreement (Bridge Notes) with the investors listed on the Schedule of Buyers thereto in the form circulated to the undersigned (the "**Cash Bridge SPA**") and a certain Securities Purchase Agreement (Shares and Equity Bridge Notes) with the investors listed on the Schedule of Buyers thereto in the form circulated to the undersigned (the "**Equity Bridge SPA**"); and

WHEREAS, it is in the best interests of the Company to enter into the Cash Bridge SPA and the Equity Bridge SPA and the Transaction Documents provided for respectively thereunder (the "**Bridge Documents**"), so that the funding contemplated to be provided to the Company pursuant thereto may be used by the Company to advance the construction of its Canitar ethanol production facility and its other industrial facilities, for expansion of its agricultural properties and for general corporate purposes and it is a condition to the closing of such funding that this Consent and Acknowledgement be given;

NOW THEREFORE, each of the undersigns hereby consents and agrees (1) to the entering into and performance of the Bridge Documents, including the issuing of securities contemplated by the Cash Bridge SPA and the Equity Bridge SPA and the granting of a security interest in the stock of the Downstairs Subsidiaries (as defined and contemplated in the Cash Bridge SPA), (2) that the indebtedness incurred by the Company represented by the notes issued pursuant to the Cash Bridge SPA and the Equity Bridge SPA ("**Bridge Notes**") shall not be taken into account for purposes of determining the Total Leverage Ratio or the Fixed Charge Coverage Ratio as provided in

Section 14(l) of the Notes issued pursuant to the Original SPA ("**Original Notes**"), and shall be deemed to be Permitted Indebtedness for purposes of the Original Notes, (3) that the indebtedness incurred by the Company represented by the Bridge Notes may be deemed to be Permitted Indebtedness notwithstanding that recourse may be had therefor to Comanche Participaçoes Ltda., and (4) that the Effectiveness Deadline within the meaning of the Original Registration Statement shall be deemed to be the 60th day following the Closing Date under the Cash Bridge SPA and the Equity Bridge SPA.

Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have executed this Consent and Acknowledgment as of the date first written above.

DEEPHAVEN GROWTH OPPORTUNITIES SUBFUND TRADING LTD.

By: [signature]

Name: Dax Atkinson

Title: Authorized Signatory

GOLDMAN SACHS INTERNATIONAL

By: ______________________
Name: Barend Pennings
Title: Managing Director

GUGGENHEIM PORTFOLIO COMPANY, XXXI, LLC

By: GUGGENHEIM ADVISORS, LLC
Its: General Partner

By: WHITEBOX ADVISORS, LLC
Its: Investment Advisor

By: ______________________
Jonathan Wood
Director, COO

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By: MHR ADVISORS LLC, its General Partner

By: ______________________
Name: Mark H. Rachesky
Title: Managing Member

MHR CAPITAL PARTNERS (100) LP

By: MHR ADVISORS LLC, its General Partner

By: ______________________
Name: Mark H. Rachesky
Title: Managing Member

MHR INSTITUTIONAL PARTNERS III LP

By: MHR INSTITUTIONAL ADVISORS III LLC, its General Partner

By: ______________________
Name: Mark H. Rachesky
Title: Managing Member

SANDELMAN PARTNERS MULTI-STRATEGY MASTER FUND, LTD.,
as a Buyer

By: Sandelman Partners LP, as Investment Adviser

By: ______________________________
Name: Michael Pascutti
Title: Head of Relative Value

UTILICO EMERGING MARKETS LIMITED

By: [signature]
Name: Charles Jillings
Title: Executive Director

Signature Page 6
to Consent and Acknowledgment

WHITEBOX HEDGED HIGH YIELD PARTNERS, LP

By WHITEBOX HEDGED HIGH YIELD ADVISORS, LLC
Its General Partner

By WHITEBOX ADVISORS, LLC
Its Investment Advisor

By: ______________________
Jonathan Wood
Director/COO